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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the YouthStream Media Networks, Inc. 2000 Stock Incentive Plan of our report dated July 30, 1999, with respect to the financial statements of Common Places, LLC included in YouthStream Media Networks, Inc.'s Registration Statement (Form S-4 No. 333-95201) filed with the Securities and Exchange Commission.

                                          ERNST & YOUNG LLP



New York, New York
March 3, 2000